SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 14, 2002
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                Date of Report (Date of earliest event reported)


                             PSS WORLD MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State of other jurisdiction of incorporation)

                 0-23832                            59-2280364
        (Commission File Number)           (IRS Employer Identification No.)

                4345 Southpoint Boulevard, Jacksonville, FL 32216
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (904) 332-3000



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Item 7. Financial Statements and Exhibits


(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Proforma financial information.

     Not applicable.

(c)  Exhibits

     The following exhibits are furnished pursuant to Item 9 of this Report.

     99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002

     99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002


Item 9. Regulation FD Disclosure


As required by Securities and Exchange Commission Order 4-460, dated June 27, 2002, David A. Smith, President and Chief Executive Officer, and David M. Bronson, Senior Vice President and Chief Financial Officer, of PSS World Medical, Inc. (the "Company") each filed with the Securities and Exchange Commission on August 14, 2002 a written statement under oath regarding certain reports of the Company filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended. Copies of such statements are attached hereto as Exhibits 99.1 and 99.2, and are incorporated by reference herein.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PSS WORLD MEDICAL, INC.
                                      (Registrant)


Date: August 14, 2002
                                      By: /s/ David M. Bronson
                                      _________________________
                                      David M. Bronson
                                      Senior Vice President and
                                      Chief Financial Officer


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                                 Exhibit Index


99.1  Statement Under Oath of Principal Executive Officer dated August 14, 2002

99.2  Statement Under Oath of Principal Financial Officer dated August 14, 2002